UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 28, 2016 (September 27, 2016)
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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Executive Officer

The Corporation is amending its 8-K filed September 28, 2016, to correct the title of Mr. Galanko.

On September 27, 2016, James A. Hixon announced his intention to retire from his position as Executive Vice President Law and Corporate Relations and Chief Legal Officer of Norfolk Southern effective December 1, 2016.

The Board of Directors elected William A. Galanko Senior Vice President Law and Corporate Communications of Norfolk Southern effective December 1, 2016. Mr. Galanko joined NS in 1990 as a tax attorney and was named Vice President Taxation in 1999, Vice President Financial Planning in 2005, and Vice President Law in 2006.

Norfolk Southern issued a press release on September 28, 2016, announcing these actions. The press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ James A. Hixon
Name:  James A. Hixon
Title:    EVP Law and Corporate Relations and CLO
Date:  September 28, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release